UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 2, 2009
WATSON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-03305 (Commission File Number)	95-3872914 (IRS Employer Identification No.)

311 Bonnie Circle Corona, California (Address of Principal Executive Offices)	92880 (Zip Code)
Registrant’s telephone number, including area code: (951) 493-5300
(Former name or former address, if changed since last report): Not applicable.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.
     On December 2, 2009, Watson Pharmaceuticals, Inc., a Nevada corporation (“Watson”) completed its acquisition (the “Acquisition”) of all outstanding equity of Robin Hood Holdings Limited, a Malta private limited liability company (“Robin Hood”) and Cobalt Laboratories, Inc. (“Cobalt”), a Delaware corporation and wholly-owned subsidiary of Arrow Pharmaceutical Holdings Ltd. (“APH”) (together with Robin Hood, the “Arrow Group”) from certain selling shareholders (the “Sellers”) pursuant to the Share Purchase Agreement (as amended) by and among Watson, Watson Pharma S.à.r.l., a Luxembourg private limited liability company and wholly-owned subsidiary of Watson, Watson Cobalt Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of Watson, Robin Hood, APH, a Malta private limited liability company and wholly-owned subsidiary of Robin Hood, Cobalt, Arrow International Ltd., a Malta private limited liability company and wholly-owned subsidiary of Robin Hood (“AIL”), Arrow Supplies Ltd., a Malta private limited liability company and wholly owned subsidiary of Robin Hood (“ASL”), the Sellers and Anthony Selwyn Tabatznik, solely in his capacity as the Shareholders’ Representative therein (the “Share Purchase Agreement”).
     On December 2, 2009, Watson filed a Current Report on Form 8-K (the “8-K Report”) to report completion of the Acquisition. This Amendment No. 1 to Current Report on Form 8-K/A (the “Amended Report”) is being filed to amend Item 9.01 of the 8-K Report in order to provide the financial information required by Item 9.01(a) and (b), which Watson indicated would be provided no later than 71 days from the date of the 8-K Report.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Required
     The audited financial statements of the Arrow Group for the fiscal years ended December 31, 2008 and 2007 is incorporated herein by reference to Exhibit 99.1.
     The unaudited condensed consolidated balance sheets as of June 30, 2009 and December 31, 2008 and related condensed consolidated statements of comprehensive income for the six months ended June 30, 2009 and 2008 of the Arrow Group is filed as Exhibit 99.2 to this Amended Report and is incorporated herein by reference.
     (b)Pro Forma Financial Information
     The unaudited pro forma condensed combined financial information reflecting the Acquisition is filed as Exhibit 99.3 to this Report and is incorporated herein by reference.
     (d)Exhibits
     The following exhibits are furnished as part of this Report:

Exhibit
Number	Description
99.1*	Audited financial statements of the Arrow Group for the fiscal years ended December 31, 2008 and 2007.

99.2	Unaudited interim financial statements of the Arrow Group for the six months ended June 30, 2009.

99.3	Unaudited pro forma condensed combined financial information, listed in item 9.01 (b) above.

*	Previously filed as Exhibit 99.1 to the Form S-3 Report filed with the Securities and Exchange Commission on August 17, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2010	WATSON PHARMACEUTICALS, INC.
	By:	/s/ R. Todd Joyce
		Name:	R. Todd Joyce
		Title:	Senior Vice President – Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1*	Audited financial statements of the Arrow Group for the fiscal years ended December 31, 2008 and 2007.

99.2	Unaudited interim financial statements of the Arrow Group for the six months ended June 30, 2009.

99.3	Unaudited pro forma condensed combined financial information reflecting the Acquisition.

*	Previously filed as Exhibit 99.1 to the Form S-3 Report filed with the Securities and Exchange Commission on August 17, 2009.